United States

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) January 31, 2007
S&T Bancorp, Inc. ____________________________________________________________ (Exact Name of Registrant as Specified in its Charter)
Pennsylvania _________________ (State or Other Jurisdiction of Incorporation)	0-12508 _________________ (Commission File Number)	25-1434426 _________________ (IRS Employer Identification No.)
800 Philadelphia Street, Indiana, PA __________________________________________ (Address of Principal Executive Offices)		15701 ___________________ Zip Code
Registrant's telephone number, including area code		(800) 325-2265
Former name or address, if changed since last report		Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2007, S&T Bancorp, Inc. ("S&T") entered into a change in control agreement with each of James C. Miller and Todd D. Brice. Each agreement provides that if the executive's employment is terminated, without cause, within three years of a change of control, he will receive a lump sum payment in cash an amount equal to 300 percent of his base salary. On January 31, 2007, S&T entered into a change in control agreement with each of David L. Krieger, Robert E. Rout and Edward C. Hauck. Each agreement provides that if the executive's employment is terminated, without cause, within two years of a change of control, he will receive a lump sum payment in cash an amount equal to 200 percent of his base salary. The payment will be made no later than 10 business days after the date of termination, subject to the six month delay for Internal Revenue Code Section 409A compliance. Each agreement provides that if the executive's employment is terminated, without cause, within the three and two years of a change of control, he will receive life insurance, health, disability and other welfare benefits substantially similar in all respects to those which the executive was receiving immediately prior to the triggering event. Copies of the Severance Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The foregoing description of the Severance Agreements is qualified in its entirely by reference to the terms of the Severance Agreements.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

(10.1) Severance Agreement, by and between James C. Miller and S&T Bancorp, Inc. dated January 31, 2007.* Filed herewith.

(10.2) Severance Agreement, by and between Todd D. Brice and S&T Bancorp, Inc. dated January 31, 2007.* Filed herewith.

(10.3) Severance Agreement, by and between David L. Krieger and S&T Bancorp, Inc. dated January 31, 2007.* Filed herewith.

(10.4) Severance Agreement, by and between Robert E. Rout and S&T Bancorp, Inc. dated January 31, 2007.* Filed herewith.

(10.5) Severance Agreement, by and between Edward C. Hauck and S&T Bancorp, Inc. dated January 31, 2007.* Filed herewith.

*Compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.
January 31, 2007	S&T Bancorp, Inc. /s/ Robert E. Rout________________ Robert E. Rout Senior Executive Vice President, Chief Financial Officer and Secretary